REVOLVING DEMAND NOTE

$7,200 April 20, 2015

FOR VALUE RECEIVED, Metro Media Holding Corporation (Maker), hereby promises to pay to the order of Andy Altahawi (Lender), on demand, the sum of Seven Thousand two hundred ($7,200/00), or so much of that sum as may be advanced under this Demand Note, at the place and in the manner hereinafter provided, together with interest from the date of hereof on the balance of principal remaining from time to time unpaid at an annual rate (Loan Rate) equal to nine and one-half percent (9½%). The Loan Rate shall (a) be computed on the basis of a year consisting of 360 days, and (b) be charged for the actual number of days within the period for which interest is being charged.

During any period in which an uncured “Event of Default” (as hereinafter defined) exists under this Note, Maker shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate equal to twenty-two (22%) percent (Default Rate). The interest accruing under this paragraph shall be immediately due and payable by Maker to the holder or holders of this Note and shall be additional indebtedness evidenced by this Note.

Notwithstanding any provisions of this Note or any instrument securing payment of the indebtedness evidenced by this Note to the contrary, it is the intent of Maker and Lender that Lender shall never be entitled to receive, collect, or apply, as interest on principal of the indebtedness, any amount in excess of the maximum rate of interest permitted to be charged by applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and in the event Lender ever receives, collects, or applies as interest any such excess, such amount that would be excess interest shall be deemed a permitted partial prepayment of principal without penalty or premium and treated hereunder as such; and if the principal of the indebtedness secured hereby is paid in full, any remaining excess funds shall forthwith be paid to Maker. In determining whether interest of any kind payable hereunder, under any specific contingency, exceeds the highest lawful rate, Maker and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest; and (b) amortize, prorate, allocate, and spread to the end such payment so that the interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law; provided, that if the amount of interest received for the actual period of existence thereof exceeds the maximum lawful rate, Lender shall refund to Maker the amount of such excess. Lender shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the maximum lawful rate.

All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to accrued and unpaid interest on the unpaid principal balance of this Note and the remainder, if any, to said principal balance.

Provided no uncured default exists under this Note, the principal balance of this Note may be prepaid in whole or in part, without premium or penalty.

All payments of principal and interest hereunder shall be paid in coin or currency that, at the time or times of payment, is the legal tender for public and private debts in the United States of America, and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint, and in the absence of such appointment, then at the offices of Lender. Payment submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday under the laws of the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the Loan Rate during such extension.

The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

(a) The failure by Maker to make payment of principal or interest on the date when any such payment is due in accordance with the terms hereof; or

(b) The sale or other disposition of the Premises or all or any portion of Maker’s interest in the property without Lender’s consent; or

(d) The bankruptcy, dissolution, or liquidation of Maker.

In the case of the occurrence of any Event of Default, the holder or holders hereof shall have the right to elect, without additional notice, to declare the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, immediately due and payable in full. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default.

If any Event of Default under this Note shall occur or if suit is filed herein or if proceedings are held in bankruptcy, receivership, reorganization, or other legal or judicial proceedings of the collection hereof, the non-prevailing party promises to pay all costs of collection of every kind, including but not limited to all appraisal costs, attorneys’ fees, court costs, and expenses of every kind, incurred by the prevailing party in connection with such collection or the protection or enforcement of any or all of the security for this Note, whether or not any lawsuit is filed with respect thereto.

Maker and all others who now or may at any time become liable for all or any part of the obligation evidenced hereby expressly agree hereby to be jointly and severally bound, and jointly and severally waive and renounce any and all homestead and exemption rights and any and all redemption rights and the benefit of all valuation and appraisement privileges as against the indebtedness evidenced hereby, or any renewal or extension thereof, waive presentment for payment, protest, and demand, notice of protest, of demand, and of dishonor and nonpayment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time before, at, or after maturity without in any way affecting the liability of Maker or the Guarantor hereof.

This Note is to be governed and construed in accordance with the laws of the State of Illinois. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

If any provision of this Note or any payments pursuant to the terms hereof shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by law.

Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent, or associate of Maker or any beneficiary of Maker or of any lessee, operator, concessionaire, or licensee of Maker or any beneficiary of Maker in the conduct of their respective businesses.

All notices permitted or required pursuant to this Note shall be in writing and shall be deemed to have been properly given (a) upon delivery, if served in person or sent by facsimile with receipt acknowledged; (b) on the third (3rd) business day following the day such notice is deposited in any post office station or letter box if mailed by certified mail, return receipt requested, postage prepaid; or (c) on the first (1st) business day following the day such notice is delivered to the carrier if sent via a nationally recognized overnight delivery service (i.e., Federal Express) and addressed to the party to whom such notice is intended as set forth below:

If to Maker:

[________________]

[________________]

[________________]

[________________]

If to Lender:

Andy Altahawi

c/o Adam S. Tracy

520 W. Roosevelt Road, Ste 201

Wheaton, IL 60187

Either party may designate a different address for notice purposes by giving notice thereof in accordance with this paragraph; provided, however, that such notice shall not be deemed given until actually received by the addressee.

Time is hereby declared to be of the essence of this Note and of every part hereof.

ALL ACTIONS ARISING DIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE SHALL BE INSTITUTED AND LITIGATED ONLY IN COURT HAVING SITUS IN DUPAGE COUNTY, ILLINOIS, AND MAKER AND ALL PARTIES CLAIMING TO OR THROUGH MAKER HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID COUNTY, AND WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND MAKER, OR ANY ONE OF THEM, HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS THAT ALL SUCH SERVICES OF PROCESS MAY BE MADE BY CERTIFIED MAIL RETURN RECEIPT REQUESTED, DIRECTED TO THE MAKER AT THE ADDRESS INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE [FIVE (5)] DAYS AFTER THE SAME HAS BEEN DEPOSITED IN THE U.S. MAILS AS AFORESAID.

This Note has been made and delivered at New York, New York and all funds disbursed to or for the benefit of Maker have been disbursed in New York, New York

IN WITNESS WHEREOF, the undersigned has executed this Note as of the day first above written.

METRO MEDIA HOLDING CORPORATION

/s/Andy Altahawi

_______________________

By: A. Altahawi

Its: President